UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) February 11, 2021
ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact name of Registrant as specified in its Charter)
Oklahoma
(State or other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission file Number)	(IRS Employer Identification No.)

1430 Bradley Lane, Carrollton, Texas	75007
(Address of Principal Executive Offices)	(Zip Code)
(918) 251-9121
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General InstructionA.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition.
On February 11, 2021, ADDvantage Technologies Group, Inc. (NASDAQ: AEY), reported its financial results for the quarter ended December 31, 2020.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
Earnings Conference Call

The Company will host a conference call on Friday, February 12th, at 9 a.m. Eastern Time.

Webcast:                 www.addvantagetechnologies.com
Toll-free Dial-in Number:     1-855-327-6837
International Dial-in Number:        1-631-891-4304
Conference ID:     10012908

Replay number:             1-844-512-2921 (domestic) or 1-412-317-6671 (international)
Available through:             February 26, 2021
Access code:                 10012908

An online archive of the webcast will be available on the Company's website for 30 days following the call.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished herewith:

Exhibit 99.1	Press release dated February 11, 2021 issued by the Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADDvantage Technologies Group, Inc.

Date: February 11, 2021

/s/ Jarrod M. Watson
Jarrod M. Watson
Chief Financial Officer